Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Phase III Medical, Inc. (the "Company") on Form 10-Q for the six months ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Mark Weinreb, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the result of operations of the Company for the periods presented.

Dated: August 13, 2003



                                                         /s/ Mark Weinreb
                                                         -----------------------
                                                         Mark Weinreb
                                                         Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and has not been filed as part of the Report or as a separate disclosure document.